Exhibit 99.2

CRANE CO.
Income Statement Data
(in thousands, except per share data)
	Three Months Ended
	March 31,
	2013	2012
Net Sales:
Aerospace & Electronics	$164,882	$175,168
Engineered Materials	60,230	58,159
Merchandising Systems	89,461	87,675
Fluid Handling	312,998	324,611
Total Net Sales	$627,571	$645,613

Operating Profit from Continuing Operations:
Aerospace & Electronics	$40,111	$38,069
Engineered Materials	8,574	8,409
Merchandising Systems	10,165	4,713
Fluid Handling	45,891	43,078
Corporate	(17,841)	(15,972)
Total Operating Profit from Continuing Operations	86,900	78,297

Interest Income	632	395
Interest Expense	(6,718)	(6,711)
Miscellaneous- Net	(120)	(347)
Income from Continuing Operations Before Income Taxes	80,694	71,634
Provision for Income Taxes	22,752	20,660
Income from Continuing Operations	57,942	50,974

Profit from Discontinued Operations attributable to common shareholders (a)	—	1,263

Profit from Discontinued Operations attributable to common shareholders, net of tax (a)	—	822

Net income before allocation to noncontrolling interests	57,942	51,796

Less: Noncontrolling interest in subsidiaries' earnings	151	134

Net income attributable to common shareholders	$57,791	$51,662

Share Data:
Earnings per share from Continuing Operations	$0.99	$0.86
Earnings per share from Discontinued Operations	—	0.01
Earnings per Diluted Share	$0.99	$0.88

Average Diluted Shares Outstanding	58,389	58,880
Average Basic Shares Outstanding	57,479	57,889

Supplemental Data:
Cost of Sales	$409,819	$429,625
Selling, General & Administrative	130,852	137,691
Depreciation and Amortization *	12,710	14,674
Stock-Based Compensation Expense	5,379	4,007

*	Amount included within cost of sales and selling, general & administrative costs.

(a) Amounts represent the operating profit, and after-tax profit, from the Houston Service Center and Azonix Corporation businesses divested in June 2012.

CRANE CO.
Condensed Balance Sheets
(in thousands)

	March 31, 2013	December 31, 2012
ASSETS
Current Assets
Cash and Cash Equivalents	$384,639	$423,947
Accounts Receivable, net	372,252	333,330
Current Insurance Receivable - Asbestos	33,722	33,722
Inventories, net	359,623	352,725
Other Current Assets	34,880	36,797
Total Current Assets	1,185,116	1,180,521

Property, Plant and Equipment, net	260,313	268,283
Long-Term Insurance Receivable - Asbestos	159,659	171,752
Other Assets	441,098	455,530
Goodwill	803,917	813,792

Total Assets	$2,850,103	$2,889,878

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$1,127	$1,123
Accounts Payable	174,182	182,731
Current Asbestos Liability	91,670	91,670
Accrued Liabilities	178,507	220,678
Income Taxes	13,189	15,686
Total Current Liabilities	458,675	511,888

Long-Term Debt	399,137	399,092
Long-Term Deferred Tax Liability	35,178	36,853
Long-Term Asbestos Liability	681,609	704,195
Other Liabilities	302,211	310,474

Total Equity	973,293	927,376

Total Liabilities and Equity	$2,850,103	$2,889,878

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2013	2012
Operating Activities:
Net income attributable to common shareholders	$57,791	$51,662
Noncontrolling interest in subsidiaries' earnings	151	134
Net income before allocations to noncontrolling interests	57,942	51,796
Depreciation and amortization	12,710	14,674
Stock-based compensation expense	5,379	4,007
Defined benefit plans and postretirement expense	943	4,991
Deferred income taxes	8,200	8,544
Cash used for operating working capital	(98,534)	(103,503)
Defined benefit plans and postretirement contributions	(2,816)	(1,183)
Environmental payments, net of reimbursements	(3,505)	(2,579)
Other	9,771	(1,319)
Subtotal	(9,910)	(24,572)
Asbestos related payments, net of insurance recoveries	(10,493)	(18,235)
Total used for operating activities	(20,403)	(42,807)

Investing Activities:
Capital expenditures	(5,473)	(7,165)
Proceeds from disposition of capital assets	196	172
Total used for investing activities	(5,277)	(6,993)

Financing Activities:
Dividends paid	(16,144)	(15,090)
Stock options exercised - net of shares reacquired	10,389	8,426
Excess tax benefit from stock-based compensation	2,928	2,947
Change in short-term debt	—	(318)
Total used for financing activities	(2,827)	(4,035)

Effect of exchange rate on cash and cash equivalents	(10,801)	4,606
Decrease in cash and cash equivalents	(39,308)	(49,229)
Cash and cash equivalents at beginning of period	423,947	245,089
Cash and cash equivalents at end of period	$384,639	$195,860

CRANE CO.
Order Backlog from Continuing Operations
(in thousands)

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Aerospace & Electronics	$397,518	$378,152	$392,862	$423,282	$437,822
Engineered Materials	16,138	12,689	11,357	13,884	11,129
Merchandising Systems	21,399	14,686	19,957	23,587	30,033
Fluid Handling	365,231	343,370	348,120	350,883	353,099	*
Total Backlog	$800,286	$748,897	$772,296	$811,636	$832,083

* Order Backlog from Continuing Operations excludes $14.2 million of order backlog pertaining to businesses divested in June 2012.

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended March 31,		Percent Change March 31, 2013
	2013	2012	Three Months
INCOME ITEMS
Net Sales	$627,571	$645,613	-2.8%

Operating Profit from Continuing Operations	86,900	78,297	11.0%
Percentage of Sales	13.8%	12.1%

Special Items impacting Operating Profit from Continuing Operations:

Non-deductible Acquisition Transaction Costs (a)	2,888	—

Operating Profit from Continuing Operations before Special Items	$89,788	$78,297	14.7%
Percentage of Sales	14.3%	12.1%

Net Income Attributable to Common Shareholders	$57,791	$51,662
Per Diluted Share	$0.99	$0.88	12.8%

Special Items impacting Net Income Attributable to Common Shareholders:

Non-deductible Acquisition Transaction Costs (a)	2,888	—
Per Share	$0.05	—

Net Income Attributable To Common Shareholders Before Special Items	$60,679	$51,662	17.5%
Per Diluted Share	$1.04	$0.88	18.4%

Profit from Discontinued Operations attributable to common shareholders, net of tax (b)	—	(822)
Per Share	$—	$(0.01)

Net Income Attributable To Common Shareholders Before Special Items from Continuing Operations	$60,679	$50,840
Per Diluted Share	$1.04	$0.86	20.4%

	Three Months Ended March 31,
	2013	2012
Adjusted EBITDA Schedule (Non-GAAP)
Net Income Attributable to Common Shareholders Before Special Items from Continuing Operations	$60,879	$50,840
Interest, Net	6,086	6,316
Provision for Income Taxes	22,752	20,660
Depreciation and Amortization	12,710	14,674
Stock Based Compensation	5,379	4,007
Adjusted EBITDA from Continuing Operations (Non-GAAP)	$107,806	$96,497	11.5%

(a) During the three months ended March 31, 2013, the Company recorded non-deductible transaction costs associated with the potential acquisition of MEI.
(b) Amount represents the after-tax profit from the Houston Service Center and Azonix Corporation businesses which were divested in June 2012.

	Three Months Ended March 31,
	2013	2012
CASH FLOW ITEMS
Cash Used for Operating Activities
before Asbestos - Related Payments	$(9,910)	$(24,572)
Asbestos Related Payments, Net of Insurance Recoveries	(10,493)	(18,235)
Cash Used for Operating Activities	(20,403)	(42,807)
Less: Capital Expenditures	(5,473)	(7,165)
Free Cash Flow	$(25,876)	$(49,972)

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

The Company's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net income before special items plus an add-back for net interest, provision for income taxes, depreciation, amortization and stock-based compensation. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to the Company's operating performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company's ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in the context of the definitions of the elements of such measures we provide and in addition to, and not as a substitute for, the Company's reported results prepared in accordance with GAAP.